SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 4, 2000
                        (Date of earliest event reported)

                                  PHYMED, INC.
             (Exact name of registrant as specified in its charter)


              OKLAHOMA                                    73-1457920
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)

                                     0-10701
                            (Commission File Number)



                        9603 White Rock Trail, Suite 100
                               Dallas, Texas 75238
                    (Address of principal executive offices)

                                 (214) 340-9912
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant Certifying Accountant

         The Board of Director has engaged King, Griffin & Adamson P. C. to audit the Registrant's consolidated financial statements for the fiscal year ended December 31, 1999. The Registrant has not consulted the newly engaged accountants regarding either any accounting principles or the type of audit opinion that might be rendered on the financial statement of the Registrant prior to their engagement.

         On March 28, 2000 the Registrant filed an 8-K terminating the auditor of the past two fiscal years. As stated in that filing, no disagreements were related to their termination as auditors. Thus there were no disagreements to discuss with the newly engaged auditors.




Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Proforma financial information

                  Not applicable

         (c)      Exhibits

                  Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: March 4, 2000                    PHYMED, INC.
                                       (Registrant)

                                       /s/ George C. Barker
                                       --------------------
                                       George C. Barker,
                                       President and Chief Executive Officer